Income Taxes (Details Narrative) (10-K) $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Income tax description	Of the $82,980, approximately $55,200 will begin to expire in fiscal 2022 and the remaining approximately $27,800 million will be available indefinitely but will be limited to usage of 80% of taxable income. The Company also has state net operating loss carryforwards of $13,579 in the aggregate of which approximately $10,700 will begin to expire in 2036 and approximately $2,900 will not expire.
Increase in valuation allowance	$ 2,157
Income tax threshold, description	Tax position that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement.
U.S. Federal [Member]
Operating loss carryforwards	$ 82,980
U.S. State [Member]
Operating loss carryforwards	$ 13,579